Exhibit 21.1

List of Subsidiaries

CORPORATIONS

ADVENTA HOSPICE, INC., a Florida corporation

ALLIANCE HOME HEALTH, INC., an Oklahoma corporation

AMEDISYS, INC., a Louisiana corporation

AMEDISYS HOME HEALTH, INC. OF ALABAMA, an Alabama corporation

AMEDISYS HOME HEALTH, INC. OF FLORIDA, a Florida corporation

AMEDISYS HOME HEALTH, INC. OF SOUTH CAROLINA, a South Carolina corporation

AMEDISYS HOME HEALTH, INC. OF VIRGINIA, a Virginia corporation

AMEDISYS SPECIALIZED MEDICAL SERVICES, INC., a Louisiana corporation

HHC, Inc., a Tennessee corporation

HMR ACQUISITION, INC., a Delaware corporation

HOME HEALTH OF ALEXANDRIA, INC., a Louisiana corporation

HOUSECALL, INC., a Tennessee corporation

HOUSECALL HOME HEALTH, INC., a Tennessee corporation

HOUSECALL MEDICAL RESOURCES, INC., a Delaware corporation

HOUSECALL MEDICAL SERVICES, INC., a Tennessee corporation

HOUSECALL SCS MANAGEMENT, INC., a Florida corporation

HOUSECALL SIC MANAGEMENT, INC., a Florida corporation

HOUSECALL SUPPORTIVE SERVICES, INC., a Florida corporation

HORIZONS HOSPICE CARE, INC., an Alabama corporation

LIMITED LIABILITY COMPANIES

AMEDISYS ARIZONA, L.L.C., an Arizona limited liability company

AMEDISYS ARKANSAS, LLC, an Arkansas limited liability company

AMEDISYS EQUITY GROUP, L.L.C., a Louisiana limited liability company

AMEDISYS GEORGIA, L.L.C., a Georgia limited liability company

AMEDISYS HEALTH MANAGEMENT, L.L.C., a Texas limited liability company

AMEDISYS HOLDING, L.L.C., a Louisiana limited liability company

AMEDISYS HOSPICE, L.L.C., a Louisiana limited liability company

AMEDISYS ILLINOIS, L.L.C., an Illinois limited liability company

AMEDISYS KANSAS, L.L.C., a Kansas limited liability company

AMEDISYS LA ACQUISITIONS, L.L.C., a Louisiana limited liability company

AMEDISYS LOUISIANA, L.L.C., a Louisiana limited liability company

AMEDISYS MARYLAND, L.L.C., a Maryland limited liability company

AMEDISYS MISSISSIPPI, L.L.C., a Mississippi limited liability company

AMEDISYS MISSOURI, L.L.C., a Missouri limited liability company

AMEDISYS NORTH CAROLINA, L.L.C., a North Carolina limited liability company

AMEDISYS NORTHWEST, L.L.C., a Georgia limited liability company

AMEDISYS OHIO, L.L.C., an Ohio limited liability company

AMEDISYS OKLAHOMA, L.L.C., an Oklahoma limited liability company

AMEDISYS PROPERTY, L.L.C., a Louisiana limited liability company

AMEDISYS QUALITY OKLAHOMA, L.L.C., an Oklahoma limited liability company

AMEDISYS SC, L.L.C., a South Carolina limited liability company

AMEDISYS SOUTH FLORIDA, L.L.C., a Florida limited liability company

AMEDISYS SP-IN, L.L.C., an Indiana limited liability company

AMEDISYS SP-KY, L.L.C., a Kentucky limited liability company

AMEDISYS SP-OH, L.L.C., an Ohio limited liability company

AMEDISYS SP-TN, L.L.C., a Tennessee limited liability company

AMEDISYS TENNESSEE, L.L.C., a Tennessee limited liability company

AMEDISYS WEST VIRGINIA, L.L.C., a West Virginia limited liability company

ARETE MEDICAL SERVICES, L.L.C., a Louisiana limited liability company

ARNICA THERAPY SERVICES, L.L.C., a Louisiana limited liability company

LIMITED PARTNERSHIPS

AMEDISYS PRIVATE DUTY OF TEXAS, LTD, a Texas limited partnership

AMEDISYS TEXAS, LTD, a Texas limited partnership

TRADE NAMES

Alabama:

Amedisys Home Health Lakeshore of Birmingham (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Anniston (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Bay Minette (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Birmingham (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Brent (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Brewton (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Citronelle (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Clanton (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Demopolis (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Fairhope (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Foley (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Ft. Deposit (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Ft. Payne (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Gadsden (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Huntsville (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Mobile (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Montgomery (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Opelika (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Ozark (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of New Hope (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Reform (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Selma (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Sylacauga (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Thomasville (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Tuscaloosa (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Walker (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Hospice Care of Birmingham (trade name of Amedisys Hospice, L.L.C.)

Arizona:

Amedisys Home Health of Phoenix (trade name of Amedisys Arizona, L.L.C.)

Arkansas:

Amedisys Home Health Care of Arkansas (trade name of Amedisys Arkansas, L.L.C.)

Florida:

Amedisys Gulf Coast (trade name of Amedisys Home Health, Inc. of Florida)

Amedisys Home Health (trade name of Amedisys Home Health, Inc. of Florida)

Amedisys Home Health of Bradenton (trade name of Amedisys Home Health, Inc. of Florida)

Amedisys Home Health of Brandon (trade name of Amedisys Home Health, Inc. of Florida)

Amedisys Home Health of Lakeland (trade name of Amedisys Home Health, Inc. of Florida)

Amedisys Home Health of Mid-Florida (trade name of Amedisys Home Health, Inc. of Florida)

Amedisys Home Health of Winter Haven (trade name of Amedisys Home Health, Inc. of Florida)

Amedisys Home Health of Palm Beach (trade name of Amedisys South Florida, L.L.C.)

Amedisys Home Health of West Palm Beach (trade name of Amedisys South Florida, L.L.C.)

Amedisys Home Health of Broward County (trade name of Amedisys South Florida, L.L.C.)

Amedisys Home Health of Miami-Dade (trade name of Amedisys South Florida, L.L.C.)

Amedisys Home Health of Port St. Lucie (trade name of Amedisys South Florida, L.L.C.)

Amedisys Home Health of Vero Beach (trade name of Amedisys South Florida, L.L.C.)

Amedisys of East Coast Florida (trade name of Housecall Home Health, Inc.)

Amedisys of Central and Eastern Florida (trade name of Housecall Home Health, Inc.)

Amedisys Gulf Coast (trade name of Housecall Home Health, Inc.)

Amedisys of Lake Wales (trade name of Housecall Home Health, Inc.)

Amedisys of North Central Florida (trade name of Housecall Home Health, Inc.)

Amedisys of Northwest Florida (trade name of Housecall Home Health, Inc.)

Amedisys of South West Florida (trade name of Housecall Home Health, Inc.)

Housecall Home Healthcare (trade name of Housecall Home Health, Inc.)

Amedisys of Mid-Northwest Florida (trade name of Housecall Supportive Services, Inc.)

Amedisys of North Tampa (trade name of Housecall Supportive Services, Inc.)

Amedisys of South Tampa (trade name of Housecall Supportive Services, Inc.)

Amedisys of the South Coast (trade name of Housecall Supportive Services, Inc.)

Housecall Home Healthcare (trade name of Housecall Supportive Services, Inc.)

Georgia:

Amedisys Home Health of Brunswick (trade name of Amedisys Georgia, L.L.C.)

Amedisys Home Health of Butler (trade name of Amedisys Georgia, L.L.C.)

Amedisys Home Health of Columbus (trade name of Amedisys Georgia, L.L.C.)

Amedisys Home Health of Covington (trade name of Amedisys Georgia, L.L.C.)

Amedisys Home Health of Ellaville (trade name of Amedisys Georgia, L.L.C.)

Amedisys Home Health of Jeffersonville (trade name of Amedisys Georgia, L.L.C.)

Amedisys Home Health of Macon (trade name of Amedisys Georgia, L.L.C.)

Amedisys Home Health of Madison (trade name of Amedisys Georgia, L.L.C.)

Amedisys Home Health of Milledgeville (trade name of Amedisys Georgia, L.L.C.)

Amedisys Home Health of Valdosta (trade name of Amedisys Georgia, L.L.C.)

Amedisys Northwest Home Health (trade name of Amedisys Georgia, L.L.C.)

Central Home Health Care, an Amedisys Company (trade name of Amedisys Georgia, L.L.C.)

Coosa Valley Home Health, an Amedisys Company (trade name of Amedisys Georgia, L.L.C.)

North Georgia Home Health Agency, an Amedisys Company (trade name of Amedisys Georgia, L.L.C.)

Tugaloo Home Health Agency, an Amedisys Company (trade name of Amedisys Georgia, L.L.C.)

Winyah Home Health Care, an Amedisys Company (trade name of Amedisys Georgia, L.L.C.)

Amedisys Home Health of Blue Ridge (trade name of Amedisys Northwest, L.L.C.)

Amedisys Home Health of Griffin (trade name of Amedisys Northwest, L.L.C.)

Amedisys Home Health of Jasper (trade name of Amedisys Northwest, L.L.C.)

Amedisys Home Health of Thomaston (trade name of Amedisys Northwest, L.L.C.)

Indiana:

Adventa Hospice (trade name of Amedisys Hospice, L.L.C.)

Amedisys of Indianapolis (trade name of Amedisys Sp-IN, L.L.C.)

Amedisys of Evansville (trade name of Amedisys Sp-IN, L.L.C.)

Amedisys Home Health of Bloomington (trade name of Amedisys Sp-IN, L.L.C.)

Amedisys Home Health of Fort Wayne (trade name of Amedisys Sp-IN, L.L.C.)

Amedisys Home Health of Jeffersonville (trade name of Amedisys Sp-IN, L.L.C.)

Spectracare Home Health – Southern Indiana, an Amedisys Company (trade name of Amedisys Sp-IN, L.L.C.)

Adventa Hospice (trade name of Amedisys Hospice, L.L.C.)

Amedisys Home Health of New Albany (trade name of Housecall Home Health, Inc.)

Kentucky:

Amedisys Home Health of Lexington (trade name of Amedisys Sp-KY, L.L.C.)

Amedisys Home Health of Louisville East (trade name of Amedisys Sp-KY, L.L.C.)

Amedisys Home Health of Louisville (trade name of Housecall Home Health, Inc.)

Amedisys Home Health of Shepherdsville (trade name of Housecall Home Health, Inc.)

Louisiana:

Metro Preferred Home Care, an Amedisys Company (trade name of Amedisys LA Acquisitions, L.L.C. and Amedisys Louisiana, L.L.C.)

Amedisys Home Health of Alexandria (trade name of Home Health of Alexandria, Inc.)

Amedisys Home Health of Baton Rouge (trade name of Amedisys Louisiana, L.L.C.)

Amedisys Home Health of Lafayette (trade name of Amedisys Louisiana, L.L.C.)

Amedisys Home Health of Metairie (trade name of Amedisys Louisiana, L.L.C.)

Amedisys Home Health of Opelousas (trade name of Amedisys Louisiana, L.L.C.)

Adventa Hospice (trade name of Amedisys Hospice, L.L.C.)

Adventa Hospice of Louisiana (trade name of Amedisys Hospice, L.L.C.)

Amedisys Hospice Care of Baton Rouge (trade name of Amedisys Hospice, L.L.C.)

Maryland:

Amedisys Home Health of Maryland (trade name of Amedisys Maryland, L.L.C.)

Mississippi:

Amedisys Home Health of Biloxi (trade name of Amedisys Mississippi, L.L.C.)

Amedisys Home Health of Collins (trade name of Amedisys Mississippi, L.L.C.)

Amedisys Home Health of Hattiesburg (trade name of Amedisys Mississippi, L.L.C.)

Amedisys Home Health of Jackson (trade name of Amedisys Mississippi, L.L.C.)

Amedisys Home Health of Vicksburg (trade name of Amedisys Mississippi, L.L.C.)

Professional Home Health, an Amedisys Company (trade name of Amedisys Mississippi, L.L.C.)

Missouri:

Amedisys Home Health of Joplin (trade name of Amedisys Missouri, L.L.C.)

Amedisys Home Health of Missouri (trade name of Amedisys Missouri, L.L.C.)

Amedisys Home Health of Springfield (trade name of Amedisys Missouri, L.L.C.)

Amedisys of Missouri (trade name of Amedisys Missouri, L.L.C.)

North Carolina:

Amedisys Home Health of Chapel Hill (trade name of Amedisys North Carolina, L.L.C.)

Amedisys Home Health of Fayetteville (trade name of Amedisys North Carolina, L.L.C.)

Amedisys Home Health of Winston-Salem (trade name of Amedisys North Carolina, L.L.C.)

Amedisys Home Health of Lexington (trade name of Amedisys North Carolina, L.L.C.)

Ohio:

Amedisys Home Health of Columbus (trade name of Amedisys Sp-OH, L.L.C.)

Amedisys Home Health of Kentucky (trade name of Amedisys Sp-OH, L.L.C.)

Amedisys Home Health of Springfield (trade name of Amedisys Sp-OH, L.L.C.)

Amedisys of Cincinnati (trade name of Amedisys Sp-OH, L.L.C.)

Amedisys of Dayton (trade name of Amedisys Sp-OH, L.L.C.)

Oklahoma:

Amedisys Home Health of Anadarko (trade name of Amedisys Oklahoma, L.L.C.)

Amedisys Home Health of Bartlesville (trade name of Amedisys Oklahoma, L.L.C.)

Amedisys Home Health of Claremore (trade name of Amedisys Oklahoma, L.L.C.)

Amedisys Home Health of Enid (trade name of Amedisys Oklahoma, L.L.C.)

Amedisys Home Health of Grove (trade name of Amedisys Oklahoma, L.L.C.)

Amedisys Home Health of Hominy (trade name of Amedisys Oklahoma, L.L.C.)

Amedisys Home Health of Oklahoma City (trade name of Amedisys Oklahoma, L.L.C.)

Amedisys Home Health of Prague (trade name of Amedisys Oklahoma, L.L.C.)

Amedisys Home Health of Seminole (trade name of Amedisys Oklahoma, L.L.C.)

Amedisys Home Health of Stroud (trade name of Amedisys Oklahoma, L.L.C.)

Amedisys Home Health of Tulsa (trade name of Amedisys Oklahoma, L.L.C.) Amedisys Home Health of Sulphur (trade name of Amedisys Oklahoma, L.L.C.)

ASAP Health Services, an Amedisys Company (trade name of Amedisys Oklahoma, L.L.C.)

Amedisys Home Health of Gore (trade name of Amedisys Quality Oklahoma, L.L.C.)

Amedisys Home Health of Stilwell (trade name of Amedisys Quality Oklahoma, L.L.C.)

South Carolina:

Amedisys Home Health of Clinton (trade name of Amedisys Home Health, Inc. of South Carolina)

Amedisys Home Health of Conway (trade name of Amedisys Home Health, Inc. of South Carolina)

Amedisys Home Healthcare (trade name of Amedisys South Carolina, L.L.C.)

Amedisys Home Health of Camden (trade name of Amedisys South Carolina, L.L.C.)

Amedisys Home Health of Charleston (trade name of Amedisys South Carolina, L.L.C.)

Amedisys Home Health of Georgetown (trade name of Amedisys South Carolina, L.L.C.)

Amedisys Home Health of Georgetown East (trade name of Amedisys South Carolina, L.L.C.)

Amedisys Home Health of Hilton Head (trade name of Amedisys South Carolina, L.L.C.)

Amedisys Home Health of Myrtle Beach (trade name of Amedisys South Carolina, L.L.C.)

Winyah Home Health Care Midlands, Inc. (trade name of Amedisys SC, L.L.C.)

Winyah Home Health Care of the Lowcountry, LLC (trade name of Amedisys SC, L.L.C.)

Winyah Home Health Care of the Grand Strand, LLC (trade name of Amedisys SC, L.L.C.)

Winyah Home Health Care, Inc. (trade name of Amedisys SC, L.L.C.)

Tennessee:

Amedisys Hospice Care of Memphis (trade name of Amedisys Hospice, L.L.C.)

Adventa Hospice of Tennessee (trade name of Amedisys Hospice, L.L.C.)

Amedisys Home Health (trade name of Amedisys Tennessee, L.L.C.)

Amedisys (trade name of Amedisys Tennessee, L.L.C.)

Amedisys Home Care (trade name of Amedisys Tennessee, L.L.C.)

Amedisys Home Health of Tennessee (trade name of Amedisys Tennessee, L.L.C.)

Amedisys of Nashville East (trade name of Amedisys Sp-TN, L.L.C.)

Arete Medical Services of Southeast Tennessee (trade name of Arete Medical Services, L.L.C.)

Amedisys Home Health Care (trade name of HHC, Inc.)

Housecall Home Health Care (trade name of HHC, Inc.)

Texas:

Adventa Hospice (trade name of Amedisys Hospice, L.L.C.)

All Saints Home Care, an Amedisys Company (trade name of Amedisys Texas, Ltd)

Amedisys Home Health, Formerly St. Luke’s Home Health (trade name of Amedisys Texas, Ltd)

Amedisys Home Health of Arlington (trade name of Amedisys Texas, Ltd)

Amedisys Home Health of Cleburne (trade name of Amedisys Texas, Ltd)

Amedisys Home Health of Conroe (trade name of Amedisys Texas, Ltd)

Amedisys Home Health of Corpus Christi (trade name of Amedisys Texas, Ltd)

Amedisys Home Health of Dallas (trade name of Amedisys Texas, Ltd)

Amedisys Home Health of Denton (trade name of Amedisys Texas, Ltd)

Amedisys Home Health of Forth Worth (trade name of Amedisys Texas, Ltd)

Amedisys Home Health of Galveston (trade name of Amedisys Texas, Ltd)

Amedisys Home Health of Houston (trade name of Amedisys Texas, Ltd)

Amedisys Home Health of Huntsville (trade name of Amedisys Texas, Ltd)

Amedisys Home Health of Kingsville (trade name of Amedisys Texas, Ltd)

Amedisys Home Health of McKiney (trade name of Amedisys Texas, Ltd)

Amedisys Home Health of North Houston (trade name of Amedisys Texas, Ltd)

Amedisys Home Health of Rockwall (trade name of Amedisys Texas, Ltd)

Amedisys Home Health of San Antonio (trade name of Amedisys Texas, Ltd)

Amedisys Home Health of Waco (trade name of Amedisys Texas, Ltd)

Cyprus Fairbanks, an Amedisys Company (trade name of Amedisys Texas, Ltd.)

Virginia:

Amedisys Home Health of Annandale (trade name of Amedisys Home Health, Inc. of Virginia)

Amedisys Home Health of Chesapeake (trade name of Amedisys Home Health, Inc. of Virginia)

Amedisys Home Health of Duffield (trade name of Amedisys Home Health, Inc. of Virginia)

Amedisys Home Health of Fredericksburg (trade name of Amedisys Home Health, Inc. of Virginia)

Amedisys Home Health of Lebanon (trade name of Amedisys Home Health, Inc. of Virginia)

Amedisys Home Health of Lexington (trade name of Amedisys Home Health, Inc. of Virginia)

Amedisys Home Health of Newport News (trade name of Amedisys Home Health, Inc. of Virginia)

Amedisys Home Health of Weber City (trade name of Amedisys Home Health, Inc. of Virginia)

Freedom Home Health, an Amedisys Company (trade name of Amedisys Home Health, Inc. of Virginia)

NCare Home Health, an Amedisys Company (trade name of Amedisys Home Health, Inc. of Virginia)

Amedisys Home Health of Botetourt (trade name of HHC, Inc.)

Amedisys Home Health of Fincastle (trade name of HHC, Inc.)

Amedisys Home Health of Lynchburg (trade name of HHC, Inc.)

Amedisys Home Health of Martinsville (trade name of HHC, Inc.)

Amedisys Home Health of Salem (trade name of HHC, Inc.)

West Virginia:

Amedisys Home Health (trade name of Amedisys West Virginia, L.L.C.)

Amedisys Home Health of Charleston (trade name of Amedisys West Virginia, L.L.C.)

Amedisys Home Health Care (trade name of Amedisys West Virginia, L.L.C.)